UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2021

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

Maine
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street	Damariscotta	Maine	04543
(Address of principal executive offices)			(Zip Code)
(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuit to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Page 1
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits Page 1

Signatures                      Page 2

Exhibit Index                 Page 3

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

DAMARISCOTTA, ME, February 26, 2021 – The First Bancorp (Nasdaq: FNLC) today announced retirement dates for Charles A. Wootton, Clerk of the Company and Executive Vice President/Senior Loan Officer of First National Bank (the Bank), its wholly owned banking subsidiary, and Steven K. Parady Executive Vice President/Chief Fiduciary Officer of First National Wealth Management, a division of the Bank.

Mr. Wootton is expected to retire on March 31, 2021. Mr. Wootton joined the Bank in 2000 after previously working at another community bank and has served as both Clerk of the Company and Senior Loan Officer of the Bank since 2001. Succeeding Mr. Wootton as Senior Loan Officer will be Jonathan W. Nicholson. Mr. Nicholson joined the Bank in 1998 and has most recently served as Senior Vice President/Senior Regional Business Relationship Officer based in Hancock County. He was named to the Bank’s Executive Management Team in the fourth quarter of 2020.

Mr. Parady is expected to retire on April 30, 2021. Mr. Parady joined the Bank in 2000 after previously serving as a director of First National Bank of Bar Harbor. He will be succeeded by Peter Nicholson. Mr. Nicholson joined the Bank in 2015, after working for another community bank and for a national investment company. He has most recently served as Senior Vice President/Senior Portfolio Manager of First National Wealth Management. It is expected that Mr. Nicholson will join the Executive Management Team later in 2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
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The following Exhibit is being furnished herewith:

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
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Richard M. Elder
Executive Vice President & Chief Financial Officer
February 26, 2021

Exhibit Index
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Exhibit
Number Description of Exhibit
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